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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): AUGUST 31, 2006

                              HOME FEDERAL BANCORP
             (Exact Name of Registrant as Specified in Its Charter)

            Indiana                  000-18847              35-1807839
  (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)           File Number)        Identification No.)

     501 Washington Street, Columbus, Indiana                47201
     (Address of Principal Executive Offices)              (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

       On August 31, 2006, Home Federal Bancorp (the "Registrant") issued a press release announcing its plans associated with a strategic decision to restructure a portion of its balance sheet.

       A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits.

             EXHIBIT NO.    DESCRIPTION
                99.1        Press Release dated August 31, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: August 31, 2006            HOME FEDERAL BANCORP


                                          By: /s/Mark T. Gorski
                                              ----------------------------------
                                              Mark T. Gorski
                                              Executive Vice President and Chief
                                              Financial Officer